Exhibit 10.3

                           CHANGE IN CONTROL AGREEMENT

                           ---------------------------

      THIS CHANGE IN CONTROL AGREEMENT (this "Agreement") is made this ___ day of __________, 200_, between Two River Community Bank (the "Bank"), a banking corporation organized under the laws of New Jersey with its principal office at 1250 Highway 35 South, Middletown, New Jersey 07748 and _________________ (the "Executive"), residing at _____________________________________________.

                                   BACKGROUND

      WHEREAS, the Executive is employed by the Bank;

      WHEREAS, the Executive has worked diligently in his position in pursuing the business objectives of the Bank;

      WHEREAS, The Board of Directors of the Bank believes that the future services of the Executive are of great value to the Bank, and that it is important for the growth and development of the Bank that the Executive continue in his position;

      WHEREAS, if the Bank receives any proposal from a third person concerning a possible business combination with, or acquisition of equities securities to the Bank, the Board of Directors of the Bank (the "Board") believes it is imperative that the Bank and the Board be able to rely upon the Executive to continue in his position, and that they be able to receive and rely upon his advice, if they request it, as to the best interests of the Bank and its shareholders, without concern that the Executive might be distracted by the personal uncertainties and any risks created by such a proposal;

      WHEREAS, to achieve that goal, and to retain the Executive's services prior to any such activity, the Board and the Executive have agreed to enter into this Agreement to govern the Executive's termination benefits in the event of a Change in Control of the Bank, as hereinafter defined.

      NOW THEREFORE, to assure the Bank that it will have the continued dedication of the Executive and the availability of his advice and counsel notwithstanding the possibility, threat or occurrence of a bid to take over control of the Bank, and to induce the Executive to remain in the employ of the Bank, and for other good and valuable consideration, the Bank and the Executive, each intending to be legally bound hereby agree as follows:

      1.    Definitions.
            -----------

            a.    Cause. For purposes of this Agreement,  "Cause",  with respect
                  -----
                  to the termination by the Bank of the Executive's employment shall mean (i) the willful and continued failure by the Executive to perform his duties for the Bank under this Agreement after at least one warning in writing from the Board identifying specifically any such failure; (ii) willful misconduct of any type by the Executive, including, but not limited to, the disclosure or improper use of confidential information under Section 11 of this

                  Agreement, which causes material injury to the Bank, as specified in a written notice to the Executive from the Board; or (iii) the Executive's conviction of a crime (other than a traffic violation), habitual drunkenness, drug abuse, or excessive absenteeism (other than for illness), after a warning (with respect to drunkenness or absenteeism only) in writing from the Board to refrain from such behavior. No act or failure to act on the part of the Executive shall be considered willful unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that the action or omission was in the best interest of the Bank.

            b.    Change  in  Control.   "Change  in  Control"  shall  mean  the
                  -------------------
                  occurrence of any of the following events:

                  i. The Bank acquires actual knowledge that any person, as such term is used in Sections 13 (d) and 14 (d) (2) of the Securities and Exchange Act of 1934 (the "Exchange Act"), other than an affiliate of the Bank or an employee benefit plan established or maintained by the Bank or any of its affiliates, is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Bank representing more than twenty-five percent (25%) of the combined voting power of the Bank's then outstanding securities (a "Control Person"); provided that no person shall be considered a Control Person for purposes of this paragraph (1) if such person acquires in excess of twenty-five percent (25%) of the combined voting power of the Bank's then outstanding voting securities in violation of law and, by order of a court of competent jurisdiction, settlement or otherwise, subsequently disposes or is required to dispose of all Bank securities acquired in violation of law.

                  ii. Upon the first purchase of the Bank's common stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Bank or an employee benefit plan established or maintained by the Bank or any of its affiliates).

                  iii. Upon the approval by the Bank's shareholders of (A) a merger, combination, or consolidation of the Bank with or into another entity (other than a merger or consolidation the definitive agreement for which provides that at least two-thirds of the directors of the surviving or resulting entity immediately after the transaction arc Continuing Directors (as hereinafter defined) (a "Non-Control Transaction"), (B) a sale or disposition of all or substantially all of the Bank's assets or (C) a plan of liquidation or dissolution of the Bank.

                  iv. If during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the board of directors of the Bank (the "Continuing Directors") cease for any reason to constitute at least two-thirds thereof or, following a Non-Control Transaction, two-thirds of the board of directors of the surviving or resulting entity; provided that any individual whose election or nomination for election as a member of the board of directors of the Bank (or, following a Non-Control Transaction, the board of directors of the surviving or resulting entity) was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director.

                  v. Upon a sale of (A) common stock of the Bank if after such sale any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) other than an employee benefit plan established or maintained by the Bank or an affiliate of the Bank, owns a majority of the Bank's common stock or (B) all or substantially all of the Bank's assets (other than in the ordinary course of business).

            c.    Contract  Period.  "Contract  Period"  shall  mean the  period
                  ----------------
                  commencing the day immediately preceding a Change in Control and ending on the earlier of (i) the third anniversary of the Change in Control or (ii) the date the Executive would attain age 65 or (iii) the death of the Executive.

            d.    Good  Reason.   When  used  with   reference  to  a  voluntary
                  ------------
                  termination by the Executive of his employment with the Bank, "Good Reason" shall mean any of the following, if taken without the Executive's express written consent:

                  i. The assignment to the Executive of any duties inconsistent with, or the reduction of powers or functions associated with, the Executive's position, title, duties, responsibilities and status with the Bank immediately prior to a Change in Control; or any removal of the Executive from, or any failure to re-elect the Executive to, any position(s) or office(s) the Executive held immediately prior to such Change in Control. A change in position, title, duties, responsibilities and status or position(s) or office(s) resulting merely from a merger of the Batik into or with another bank or company shall not meet the requirements of this paragraph if, and only if, the Executive's new title and responsibilities are accepted in writing by the Executive, in the sole discretion of the Executive.

                  ii. A reduction by the Bank in the Executive's annual base compensation as in effect immediately prior to a Change in Control or the failure to award the Executive annual increases in accordance herewith.

                  iii. A failure by the Bank to continue any bonus plan in which the Executive participated immediately prior to the Change in Control or a failure by the Bank to continue the Executive as a participant in such plan on at least the same basis as the Executive participate in such plan prior to the Change in Control.

                  iv. The Bank's transfer of the Executive to another geographic location outside of New Jersey or more than 25 miles from his present office location, except for required travel on the Bank's business to an extent substantially consistent with the Executive's business travel obligations immediately prior to such Change in Control.

                  v. The failure by the Bank to continue in effect any employee benefit plan, program or arrangement (including, without limitation any 401(k) plan, stock option plan, life insurance plan, health and accident plan, or disability plan) in which the Executive is participating immediately prior to a Change in Control (except that the Bank may institute or continue plans, programs or arrangements providing the Executive with substantially similar benefits); the taking of any action by the Bank which would adversely affect the Executive's participation in or materially reduce the Executive's benefits under any of such plans, programs or arrangements; the failure to continue, or the taking of any action which would deprive the Executive of any material fringe benefit enjoyed by the Executive immediately prior to such Change in Control; or the failure by the Bank to provide the Executive with the number of paid vacation days to which the Executive was entitled immediately prior to such Change in Control.

                  vi. The failure by the Bank to obtain an enforceable assumption in writing by (i) any entity which is the acquiring entity or successor to the Bank in a Change in Control or, (ii) if the acquiring entity or successor to the Bank is a bank, the holding company parent of the acquiring entity or successor, of this Agreement and the obligations of the Bank to perform this Agreement, and to provide such assumption to the Executive prior to any Change in Control.

                  vii. Any purported termination of the Executive's employment by the Bank during the term of this Agreement which is not effected pursuant to all of the requirements of this Agreement; and, for purposes of this Agreement, no such purported termination shall be effective.

      2.    Employment.  The Bank hereby agrees to employ the Executive, and the
            ----------
            Executive hereby accepts employment, during the Contract Period upon the terms and conditions set forth herein.

      3.    Position. During the Contract Period the Executive shall be employed
            --------
            as  the  ___________________________  of the  Bank,  or  such  other corporate or divisional profit center as shall then be the principal successor to the business, assets and properties of the Bank, with the same title and the same duties and responsibilities as before the Change in Control. The Executive shall devote his full time and attention to the business of the Bank, and shall not during the Contract period be engaged in any other business activity.

            This paragraph shall not be construed as preventing the Executive from managing any investments of his which do not require any service on his part in the operation of such investments.

      4.    Cash Compensation.  The Bank shall pay to the Executive compensation
            -----------------
            for his services during the Contract Period as follows:

            a.    Base  Compensation.  The base  compensation  shall be equal to
                  ------------------
                  such annual compensation, including both salary and bonus, as was paid to or accrued for the Executive in the 12 months immediately prior to the Change in Control. The annual salary portion of base compensation shall be payable in installments in accordance with the Bank's usual payroll method. The bonus shall be payable at the time and in the manner which the Bank paid such bonuses prior to the Change in Control. Any increase in the Executive's annual compensation pursuant to paragraph 4(b) below, or otherwise, shall automatically and permanently increase the base compensation.

            b.    Annual  Increase.  During the Contract  Period the Board shall
                  ----------------
                  review annually, or at more frequent intervals which the Board determines to be appropriate, the Executive's compensation and shall award him additional compensation to reflect the impact of inflation, the Executive's performance, the performance of the Bank and competitive compensation levels, all as determined in the discretion of the Board. Additional compensation may take any form including but not limited to increases in annual salary, incentive bonuses and/or bonuses not tied to performance. However, in no event shall the percentage increase in annual compensation be less than the annual percentage increase in the Consumer Price Index for Urban Wage Earners and Clerical Workers (New York and Northern New Jersey - All Items) during the preceding twelve months.

      5.    Expenses  and Fringe  Benefits.  During  the  Contract  Period,  the
            ------------------------------
            Executive shall be entitled to reimbursement for all business expenses incurred by him with respect to the business of the Bank in the same manner and to the same extent as such expenses were previously reimbursed to him immediately prior to the Change in Control. If prior to the Change in Control, the Executive was entitled to the use of an automobile, he shall be entitled to the same use of an automobile at least comparable to the automobile provided to him prior to the Change in Control, and he shall be entitled to vacations and sick days, in accordance with the practices and procedures of the Bank, as such existed immediately prior to the Change in Control. During the Contract Period the Executive also shall be entitled to hospital, health, medical and life insurance, and any other benefits enjoyed, from time to time, by executive officers of the Bank, all upon terms as favorable as those enjoyed by other executive officers of the Bank. Notwithstanding anything in this section to the contrary, if the Bank adopts any change in the expenses allowed to, or fringe benefits provided for, executive officers of the Bank, and such policy is uniformly applied to all executive officers of the Bank, and any successor or acquirer of the Bank, if any, including the chief executive officer of such entities, then no such change in policy shall be deemed to be a violation of this provision.

      6.    Termination  for Cause.  The Bank shall have the right to  terminate
            ----------------------
            the Executive for Cause, upon written notice to him of the termination, which notice shall specify the reasons for the termination. In the event of termination for Cause, the Executive shall not be entitled to any further benefits under this Agreement.

      7.    Disability.  During the Contract  Period,  if the Executive  becomes
            ----------
            permanently disabled, or is unable to perform his duties hereunder for six consecutive months in any 18-month period, the Bank may terminate the employment of the Executive. In such event, the Executive shall not be entitled to any further benefits under this Agreement other than payments under any disability policy which the Bank may obtain for the benefit of senior officers generally.

      8.    Death  Benefits.  Upon the  Executive's  death  during the  Contract
            ---------------
            Period, the Executive shall be entitled to the benefits of any life insurance policy paid for the Bank, but his estate shall not be entitled to any further benefits under this Agreement.

      9.    Termination  without Cause or Resignation for Good Reason.  The Bank
            ---------------------------------------------------------
            may terminate the Executive without Cause during the Contract Period by four weeks' prior written notice to the Executive, and the Executive may resign for Good Reason during the Contract Period upon four weeks' prior written notice to the Bank specifying the Good Reason. If the Bank terminates the Executive's employment during the Contract Period without Cause or if the Executive resigns for Good Reason, the Bank shall, within twenty (20) business days of the termination of employment, pay the Executive a lump sum equal to two
            (2) times the highest annual compensation, including only salary and cash bonus, paid to the Executive during any of the three calendar years immediately prior to the Change in Control (the "Lump Sum Payment"). During the remainder of the Contract Period, the Bank shall continue to provide the Executive with and pay for medical and hospital insurance, disability insurance and life insurance, as were provided and paid for in the time of the termination of his employment with the Bank; provided that, if at any time during the remainder of the Contract Period, the Executive becomes employed by another employer which provides one or more such insurance benefits, the Bank shall thereafter be relieved of its obligation to provide such insurance benefits to the extent such benefits are duplicative of what is provided to the Executive by the Executive's new employer. The Bank shall also sell to the Executive for a purchase price of $1.00 the automobile, if any, used by the Executive while employed by the Bank.

            The Executive shall not have a duty to mitigate the damages suffered by him in connection with the termination by the Bank of his employment without Cause or a resignation for Good Reason during the Contract Period. If the Bank fails to pay the Executive the Lump Sum Payment or to provide him with the benefits due under this section, the Executive, after giving ten (10) days' written notice to the Bank identifying the Bank's failure, shall be entitled to recover from the Bank all of his reasonable legal fees and expenses incurred in connection with his enforcement against the Bank of the terms of this Agreement. The Bank agrees to pay such legal fees and expenses to the Executive on demand. The Executive shall be denied payment of his legal fees and expenses only if a court finds that the Executive sought payment of such fees without reasonable cause and in bad faith.

      10.   Resignation  without Good Reason. The Executive shall be entitled to
            --------------------------------
            resign from the employment of the Bank at any time during the Contract Period without Good Reason, but upon such resignation, the Executive shall not be entitled to any additional compensation for the time after which he ceases to be employed by the Bank, and shall not be entitled to any of the other benefits provided hereunder. No such resignation shall be effective unless in writing with four weeks' notice thereof.

      11.   Non-Disclosure of Confidential Information.
            ------------------------------------------

            a.    Non-Disclosure  of  Confidential  Information.  Except  in the
                  ---------------------------------------------
                  course of his employment with the Bank and in pursuit of the business of the Bank or any of its subsidiaries or affiliates, the Executive shall not, at any time during or following the Contract Period, disclose or use for any purpose any confidential information or proprietary data of the Bank or any of its subsidiaries or affiliates. The Executive agrees that, among other things, all information concerning the identity of and the Bank's relations with its customers is confidential information.

            b.    Specific Performance.  The Executive agrees that the Bank does
                  --------------------
                  not have an adequate remedy at law for the breach of this section and agrees that he shall be subject to injunctive relief and equitable remedies as a result of the breach of this section. The invalidity or unenforceability of any provision of this Agreement shall not affect the force and effect of the remaining valid portions.

            c.    Survival.  This section shall survive the  termination  of the
                  --------
                  Executive's employment hereunder and the expiration of this Agreement.

      12.   Term and Effect Prior to Change in Control.
            ------------------------------------------

            a.    Term.  Except  as  otherwise  provided  for  hereunder,   this
                  ----
                  Agreement shall commence on the date hereof and shall remain in effect for a period of two (2) years from the date hereof (the "Initial Term") or until the end of the Contract Period, whichever is later. The Initial Term shall be automatically extended for an additional one (1) year period on the anniversary date hereof (so that the Initial Term is always three years) unless the Board of Directors of the Bank, by a majority vote of the directors then in office, votes not to extend the Initial Term. The Executive shall be promptly notified of the passage of such a resolution.

            b.    No Effect  Prior to Change in Control.  This  Agreement  shall
                  -------------------------------------
                  not, in any respect, affect any rights of the Bank or the Executive prior to a Change in Control or any rights of the Executive granted in any other agreement, plan or arrangements. The rights, duties and benefits provided hereunder shall only become effective upon a Change in Control. If the employment of the Executive by the Bank is terminated for any reason prior to a Change in Control, this Agreement shall thereafter be of no further force and effect.

      13.   Certain Reduction of Payments by the Bank.
            -----------------------------------------

            a. Anything in this Agreement to the contrary notwithstanding, prior to the payment of any compensation or benefits payable under Section 9 hereof, the certified public accountants of the Bank immediately prior to a Change in Control (the "Certified Public Accountants") shall determine as promptly as practicable and in any event within 20 business days following the termination of employment of the Executive, whether any payment or distribution by the Bank to or for the benefit of the Executive (whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise) (a "Payment") would more likely than not be nondeductible by the Bank for Federal income purposes because of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), and if it is then the aggregate present value of amounts payable or distributable to or for the benefit of the Executive pursuant to this Agreement (such payments or distributions pursuant to this Agreement are hereinafter referred to as "Agreement Payments") shall be reduced (but not below zero) to the reduced Amount. For purposes of this paragraph, the "Reduced Amount" shall be an amount expressed in present value which maximizes the aggregate present value of Agreement Payments without causing any Payment to be nondeductible by the Bank because of said
                  Section 280G of the Code.

            b. If under paragraph (a) of this section the Certified Public Accountants determine that any Payment would more likely than not be nondeductible by the Bank because of Section 280G of the Code, the Bank shall promptly give the Executive notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Executive may then elect, in his sole discretion, which and how much of the Agreement Payments shall be eliminate or reduced (as long as after such election the aggregate present value of the Agreement Payments equals the Reduced Amount), and shall advise the Bank in writing of his election within 20 business days of his receipt of notice. If no such election is made by the Executive within such 20-day period, the Bank may elect which and how much of the Agreement Payments shall be eliminated or reduced (as long as after such election the Aggregate present Value of the Agreement Payments equals the Reduced Amount) and shall notify the Executive promptly of such election. For purposes of this paragraph, the present Value shall be determined in accordance with Section
                  280G(d)(4) of the Code. All determinations made by the Certified Public Accountants shall be binding upon the Bank and the Executive shall be made within 20 days of a termination of employment of the Executive. The Bank may suspend for a period of up to 30 days after termination of employment the Lump Sum Payment and any other payments or benefits due to the Executive under Section 9 hereof until the Certified Public Accountants finish the determination and the Executive (or the Bank, as the case may he) elect how to reduce the Agreement Payments, if necessary. As promptly as practicable following such determination and the elections hereunder, the Bank shall pay to or distribute to or for the benefit of the Executive such amounts as are then due to the Executive under this Agreement and shall promptly pay to or distribute for the benefit of the Executive in the future such amounts as become due to the Executive under this Agreement.

            c. As a result of the uncertainty in the application of Section 280G of the Code, it is possible that Agreement Payments may be made by the Bank which should not have been made ("Overpayment"), or that additional Agreement Payments which will have not been made by the Bank could have been made
                  ("Underpayment"), in each case, consistent with the calculation of the Reduced Amount hereunder. In the event that the Certified Public Accountants, based upon the assertion of a deficiency by the Internal Revenue Service against the Bank or the Executive which said Certified Public Accountants believe has a high probability of success, determine that an Overpayment has been made, any such Overpayment shall be treated for all purposes as a loan to the Executive which Executive shall repay to the Bank together with interest at the applicable Federal rate provided for in Section 7872(f)(2)(A) of the Code; provided that no amount shall be payable by the Executive to the Bank in and to the extent such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Certified Public Accountants, based upon controlling precedent, determine that an Underpayment has occurred, any such Underpayment shall be promptly paid by the Bank to or from the benefit of the Executive together with interest at the applicable Federal rate provided for in
                  Section 7872(f)(2)(A) of the Code.

      14.   Severance  Compensation  and  Benefits  not in  Derogation  of Other
            --------------------------------------------------------------------
            Benefits. Anything to the contrary herein contained notwithstanding,
            --------
            the payment or obligation to pay any monies, or granting of any benefits, rights or privileges to the Executive as provided in this Agreement shall not be in lieu or derogation of the rights and privileges that the Executive now has or will have under any plans or programs of the Bank, except that the Executive shall not be entitled to the benefits of any other plan or program of the Bank expressly providing for severance or termination pay if the Executive is terminated without Cause or resigns for Good Reason after a Change in Control.

      15.   Miscellaneous.  This  Agreement  shall  be  the  joint  and  several
            -------------
            obligation of the Bank and any acquiring entity which assumes the Bank's obligations under this Agreement. The terms of this Agreement shall be governed by, and interpreted and construed in accordance with the provisions of, the laws of New Jersey and, to the extent applicable, Federal law. This Agreement supersedes all prior agreements and understandings with respect to the matters covered hereby. The amendment or termination of this Agreement may be made only in a writing executed by the Bank and the Executive, and no amendment or termination of this Agreement shall be effective unless and until made in such a writing. This Agreement shall be binding upon any successor (whether direct or indirect, by purchase, merge, consolidation, liquidation or otherwise) to all or substantially all of the assets of the Bank. This Agreement is personal to the Executive, and the Executive may not assign any of his rights or duties hereunder, but this Agreement shall be enforceable by the Executive's legal representatives, executors or administrators. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. The Bank shall, as part of any Change in Control involving an acquiring entity or successor to the Bank, obtain an enforceable assumption in writing by (i) the entity which is the acquiring entity or successor to the Bank in the Change in Control and, (ii) if the acquiring entity or successor to the Bank is a bank, the holding company parent of the acquiring entity or successor, of this Agreement and the obligations of the Bunk under this Agreement, and shall provide a copy of such assumption to the Executive prior to any Change in Control.

      IN WITNESS WHEREOF, the Bank has caused this Agreement to be signed by their duly authorized representative pursuant to the authority of the Board or Directors, and the Executive has personally executed this Agreement, all as of the day and year first written above.

WITNESS:


-----------------------------------       --------------------------------------
                                                               , individually
                                          --------------------

ATTEST:                                   TWO RIVER COMMUNITY BANK


                                          By:
-----------------------------------          -----------------------------------